EXHIBIT 10.38
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                              ADDENDUM TO AGREEMENT
                              ---------------------


     This Addendum to Agreement ("Addendum") dated March 7, 1997, is between International Business Machines Corporation, a New York corporation ("IBM") and LaserSight Incorporated, a Delaware corporation ("LaserSight").

                                    RECITALS
                                    --------

     IBM and LaserSight entered into an Agreement, dated January 1, 1997, and desire to amend and supplement such Agreement as described in this Addendum.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. IBM shall from time to time promptly supply to LaserSight in writing any information relating to any holdings of LaserSight Common Stock by IBM, and IBM's intended plan of distribution, all as LaserSight may reasonably request in order for LaserSight to comply with the rules of the SEC applicable to the registration statement filed in connection with the Escrowed Shares (the "Registration Statement"). In addition, IBM agrees to furnish promptly to LaserSight all information required to be disclosed in order to make the information previously furnished to LaserSight by IBM not materially misleading.

     2. LaserSight shall be entitled to suspend the right of IBM to sell any Escrowed Shares pursuant to the Registration Statement if LaserSight's Board of Directors determines reasonably and in good faith that such sales pursuant to the Registration Statement would materially impede, delay or interfere with any material financing, offer or sale of securities by LaserSight, acquisition, corporate reorganization or other significant transaction involving LaserSight or any of its subsidiaries, which material financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction is under active consideration by LaserSight at the time of such suspension described above; provided, however, that LaserSight shall not be entitled to more than one (1) such suspension and the suspension shall not have a duration of longer than six (6) weeks. If LaserSight shall so suspend IBM's right to sell, (i) LaserSight shall, as promptly as possible, deliver a certificate signed by the Chief Executive Officer or President of LaserSight to IBM as to such determination, and (ii) IBM shall receive an extension of the registration period equal to the number of days of the suspension.

     3. All expenses incurred in connection with the Registration Statement, including without limitation all filing fees, duplication expenses, fees and expenses of legal counsel for LaserSight, and the fees and expenses of LaserSight's independent accountants, shall be paid by LaserSight, except that IBM shall pay any and all of its brokers' or underwriters' fees, commissions and discounts and any fees and expenses of its legal counsel, if any.

     4. IBM will acquire any Escrowed Shares (i) for its own account and not for any other person, and (ii) for investment purposes only (except for sale pursuant to the Registration Statement) and not with a view to, or in connection with, any sale, assignment, pledge or other transfer in violation of applicable federal or state securities laws.

     5. IBM acknowledges that any Escrowed Shares cannot be sold, assigned, pledged or otherwise transferred unless registered under the Securities Act of 1933 and any applicable state securities laws or unless an exemption from such registration is available, as established by an opinion of its counsel satisfactory to LaserSight.

     6. IBM has received a copy of each of the following documents of LaserSight (without exhibits):

     (i) 1995 Annual Report to Stockholders,

     (ii) Proxy Statement dated April 30, 1996,

     (iii) Quarterly Reports (Form 10-Q) for the quarters ended March 31, June 30 and September 30, 1996,

     (iv) Current Reports (Form 8-K) dated April 15, May 3, July 8, July 9, July 18, September 6, and September 16, 1996, and

     (v) Form 8-A/A dated April 25, 1996 describing the Common Stock.

IBM has also received any such other publicly-available information relating to LaserSight as IBM may have requested.

     7. IBM acknowledges that, unless and until any Escrowed Shares become freely transferable pursuant to an exemption from, or a registration under, all applicable federal and state securities laws, each certificate for Escrowed Shares shall bear a restrictive legend in substantially the following form:

     These shares have not been registered under the Securities Act of 1933 and may not be offered for sale, sold, pledged or otherwise disposed of except pursuant to an effective registration statement under such Act or pursuant to an exemption from the registration requirements of such Act.

     8. Except as modified hereby, the Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum as the day and year set forth above.


INTERNATIONAL BUSINESS                      LASERSIGHT INCORPORATED
 MACHINES CORPORATION



By: /s/ M. C. Phelps, Jr.                   By: /s/ Michael R. Farris
   ----------------------------                ---------------------------
   M. C. Phelps, Jr.                            Michael R. Farris
   Vice President                               Chief Executive Officer